Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment NO. 2 to
AMended and REstated Exclusive Patent License Agreement

THIS AMENDMENT NO. 2 (“Amendment No. 2”), with an effective date of May 30, 2024 (“Amendment No. 2 Effective Date”), is entered into by and between Sana Biotechnology, Inc. (“Company”) and the University of Rochester (“University”).

WHEREAS, University and Company entered into that certain Amendment and Restated Exclusive Patent License Agreement effective as of September 10, 2020 as amended by that certain Amendment No. 1 thereto dated as of December 30, 2022 (the “Original Agreement”);

WHEREAS, by this Amendment No. 2, the Parties wish to amend the Original Agreement, as set forth in Section 2 herein, to amend the achievement dates for the Benchmarks set forth in Appendix C;

WHEREAS, the Parties desire that all other terms and conditions of the Original Agreement remain in full force and effect;

NOW, THEREFORE, COMPANY and UNIVERSITY hereby agree as follows:

1. Capitalized terms used in this Amendment No. 2 shall have the same meaning as those in the Original Agreement unless specifically defined otherwise in this Amendment No. 1. All article and section references shall refer to the corresponding Article and Section in the Original Agreement. All references to the “Agreement” in the Original Agreement and this Amendment No. 2 shall mean the Original Agreement as amended hereby.

2. Amendment

2.1 Appendix C. The first four bullets of Appendix C to the Agreement are hereby deleted and replaced in their entirety by the following:

[***]

4. Miscellaneous.

4.1 Effect and Interpretation. This Amendment No. 2 shall be effective for all purposes as of the Amendment No. 2 Effective Date. To the extent that there are any inconsistencies between this Amendment No. 2 and the Original Agreement, the terms of this Amendment No. 2 shall supersede those set forth in the Original Agreement. Except as otherwise expressly modified by this Amendment No. 2, the Original Agreement shall remain in full force and effect in accordance with their terms. As of the Amendment No. 2 Effective Date, the term “Agreement” (as used herein and in the Original Agreement) shall mean the Original Agreement as amended by this Amendment No. 2.

4.2 Counterparts. This Amendment No. 2 may be executed in one or more counterparts by original, facsimile or PDF signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, COMPANY and UNIVERSITY have caused this Amendment No. 2to be executed by their respective duly authorized representatives as of the Amendment No. 2 Effective Date.

SANA BIOTECHNOLOGY, INC. UNIVERSITY OF ROCHESTER

By: /s/ Christian Hordo_____________ By: /s/ Harl Tolbert_________________

(Signature) (Signature)

Name: Christian Hordo________________ Name: Harl Tolbert___________________

Title: Chief Business Officer___________ Title: Associate Vice President_________

Date: 7/12/2024_____________________ Date: 7/12/2024_____________________